Fourth Quarter 2021 Earnings January 20, 2022

2 Disclaimer Non-GAAP Information Certain measures included in this document are “non-GAAP,” meaning they are not presented in accordance with generally accepted accounting principles in the U.S. and also are not codified in U.S. banking regulations currently applicable to FHN. FHN’s management believes such measures, even though not always comparable to non-GAAP measures used by other financial institutions, are relevant to understanding the financial condition, capital position, and financial results of FHN and its business segments. The non-GAAP measures presented in this document are listed, and are reconciled to the most comparable GAAP presentation, in the non-GAAP reconciliation table(s) appearing in the Appendix. In addition, presentation of regulatory measures, even those which are not GAAP, provide a meaningful base for comparability to other financial institutions subject to the same regulations as FHN. Although not GAAP terms, these regulatory measures are not considered “non-GAAP” under U.S. financial reporting rules as long as their presentation conforms to regulatory standards. Regulatory measures used in this document include: common equity tier 1 capital, generally defined as common equity less goodwill, other intangibles, and certain other required regulatory deductions; tier 1 capital, generally defined as the sum of core capital (including common equity and instruments that cannot be redeemed at the option of the holder) adjusted for certain items under risk based capital regulations; and risk-weighted assets, which is a measure of total on- and off-balance sheet assets adjusted for credit and market risk, used to determine regulatory capital ratios. Forward-Looking Statements This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements pertain to FHN's beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results, or other developments. Forward- looking statements can be identified by the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “should,” “is likely,” “will,” “going forward,” and other expressions that indicate future events and trends. Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic, and competitive uncertainties and contingencies, many of which are beyond FHN’s control, and many of which, with respect to future business decisions and actions (including acquisitions and divestitures), are subject to change and could cause FHN’s actual future results and outcomes to differ materially from those contemplated or implied by forward-looking statements or historical performance. Examples of uncertainties and contingencies include those mentioned: in this document; in Items 2.02 and 7.01 of FHN’s Current Report on Form 8-K to which this document has been filed as an exhibit; in the forepart, and in Items 1, 1A, and 7, of FHN’s most recent Annual Report on Form 10-K; and in the forepart, and in Item 1A of Part II, of FHN’s Quarterly Report(s) on Form 10-Q filed this year. FHN assumes no obligation to update or revise any forward-looking statements that are made in this document or in any other statement, release, report, or filing from time to time. Throughout this presentation, numbers may not foot due to rounding, references to EPS are fully diluted, 4Q21 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases.

4Q21 and 2021 GAAP financial summary[1]

$s in millions except per share data	Reported 4Q21	Reported 3Q21	Reported 2Q21	Reported 1Q21	Reported 4Q20	4Q21 Change vs. 3Q21 $/bps	4Q21 Change vs. 3Q21 %	4Q21 Change vs. 4Q20 $/bps	4Q21 Change vs. 4Q20 %	Reported 2021	Reported 2020	2021 vs. 2020 $/bps	2021 vs. 2020 %
Net interest income	$ 498	$ 492	$ 497	$ 508	$ 522	$ 6	1 %	$ (24)	(5)%	$ 1,994	$ 1,662	$332	20 %
Fee income	247	247	285	298	288	—	— %	(41)	(14)%	1,076	1,492	(416)	(28)%
Total revenue	745	738	781	806	810	7	1 %	(65)	(8)%	3,070	3,155	(85)	(3)%
Expense	528	526	497	544	508	2	— %	20	4 %	2,095	1,718	377	22 %
Pre-provision net revenue (PPNR)	217	213	284	262	302	4	2 %	(85)	(28)%	975	1,436	(461)	(32)%
Provision for credit losses	(65)	(85)	(115)	(45)	1	20	24 %	(66)	NM	(310)	503	(813)	NM
Pre-tax income	282	298	399	307	301	(16)	(5)%	(19)	(6)%	1,285	933	352	38 %
Income tax expense	53	63	88	71	56	(10)	(16)%	(3)	(6)%	274	76	198	NM
Net income	229	235	311	235	245	(6)	(3)%	(16)	(6)%	1,010	857	153	18 %
Non-controlling interest	3	3	3	3	3	—	— %	—	6 %	11	12	(1)	(8)%
Preferred dividends	8	8	13	8	8	—	— %	—	5 %	37	23	14	61 %
Net income available to common shareholders (NIAC)	$ 219	$ 224	$ 295	$ 225	$ 234	$ (5)	(2)%	$ (15)	(7)%	962	822	140	17 %
$s in billions													
Avg loans	$ 54.7	$ 55.5	$ 56.8	$ 58.2	$ 59.8	$ (0.8)	(1)%	$ (5.1)	(9)%	$ 56.3	$ 46.2	$10.1	22 %
Period-end loans	$ 54.9	$ 55.4	$ 56.7	$ 58.6	$ 58.2	$ (0.6)	(1)%	$ (3.4)	(6)%	$ 54.9	$ 58.2	$(3.4)	(6)%
Avg deposits	$ 74.6	$ 73.7	$ 73.2	$ 71.0	$ 69.6	$ 0.9	1 %	$ 5.0	7 %	$ 73.1	$ 51.9	$21.3	41 %
Period-end deposits	$ 74.9	$ 74.3	$ 73.3	$ 73.2	$ 70.0	$ 0.6	1 %	$ 4.9	7 %	$ 74.9	$ 70.0	$4.9	7 %
Key performance metrics													
Net interest margin (NIM)	2.42 %	2.41 %	2.47 %	2.62 %	2.72 %	1 bps		(30)bps		2.48 %	2.86 %	(38)bps	
Loan to deposit ratio (avg.)	73.3 %	75.3 %	77.7 %	82.0 %	85.9 %	(199)bps		(1,261)bps		77.0 %	89.0 %	(1,204)bp	
ROCE	11.3 %	11.4 %	15.5 %	12.0 %	12.5 %	(17)bps		(127)bps		12.5 %	13.7 %	(113)bps	
ROTCE	14.7 %	15.0 %	20.4 %	15.9 %	16.7 %	(23)bps		(201)bps		16.5 %	19.0 %	(257)bps	
ROA	1.0 %	1.1 %	1.4 %	1.1 %	1.2 %	(3)bps		(14)bps		1.2 %	1.3 %	(18)bps	
Efficiency ratio	70.9 %	71.2 %	63.7 %	67.5 %	62.7 %	(33)bps		817 bps		68.3 %	54.5 %	1,378 bp	
FTEs	7,863	7,982	8,145	8,284	8,466	(119)	(1)%	(603)	(7)%	8,067	6,649	1,418	21 %
CET1 ratio	9.9 %	10.1 %	10.3 %	10.0 %	9.7 %	(15)bps		26 bps		9.9 %	9.7 %	26 bps	
Effective tax rate	18.6 %	21.1 %	22.0 %	23.2 %	18.7 %	(250)bps		(7)bps		21.4 %	8.2 %	1,321 bp	
Per common share													
Diluted EPS	$ 0.40	$ 0.41	$ 0.53	$ 0.40	$ 0.42	$ —	(1)%	$ (0.02)	(4)%	$ 1.74	$ 1.89	$(0.15)	(8)%
Tangible book value per share	$ 11.00	$ 10.88	$ 10.74	$ 10.30	$ 10.23	$ 0.12	1 %	$ 0.77	8 %	$ 11.00	$ 10.23	$0.77	8 %
Avg. diluted shares outstanding	542	550	556	557	556	(8)	(1)%	(14)	(3)%	551	434	117	27 %

[1]Adjusted financial measures, core NII, core NIM, TBV per share, ROTCE, ROTCE before provision credit, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 4Q21 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.

3

4 Table of contents 4Q21 key messages . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5 4Q21 overview . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6 4Q21 notable items . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7 4Q21 adjusted financial highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8 NII and NIM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9 Adjusted fee income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10 Adjusted expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11 Total loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12 Total funding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13 Asset quality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 Capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15 Merger integration update . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16 FY22 outlook . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17 1Q22 outlook . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18 Key takeaways . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19 Appendix . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20

Well positioned to benefit given economic recovery and outlook for rates

Adjusted EPS[1] $0.48	Adjusted ROTCE 17.5%	TBV $11.00
+3% Core Net Interest Income	**-8%** Adjusted Noninterest Income	**-1%** Adjusted Expense
+2% Commercial Loans ex. PPP	**-24%** Adjusted Provision Credit	**-9%** Incentives and Commissions
-6 bps Interest-Bearing Deposit Costs	**1 bp** Net Charge-Offs	**+8%** Commercial Unfunded Commitments
~$45 million MOE Revenue Synergies	**$225 million** Total Capital Return	**+16%** Asset Sensitive to +100 bp shock scenario

Reflects 4Q21 vs. 3Q21 results. [1]Adjusted financial measures, core NII, core NIM, TBV per share, ROTCE, ROTCE before provision credit, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 4Q21 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.

5

4Q21 results reflect improving NII, credit quality and capital returns

Adjusted EPS of $0.48 and PPNR of $274 million[1]

Benefits of Diversified Model

- Adjusted revenue of $748 million decreased 2% QoQ
  - NII up $7 million QoQ despite a $5 million reduction in net merger-related and PPP benefits
  - Core NII up 3% driven by the benefit of lower funding costs
    - Average commercial loan growth of 2% ex. PPP
  - Fee income down 8% largely reflecting expected declines in fixed income and mortgage banking
- Adjusted expense of $474 million down $6 million QoQ despite a $3 million impact tied to bonuses to front-line associates
- Provision credit of $65 million largely reflecting stabilizing economic outlook and overall credit quality improvement

MOE Update

- System integration set for conversion in February of 2022
  - Expect to deliver ~$200 million of targeted annualized net cost saves by 4Q22
  - Achieved $104 million of annualized net cost saves in 4Q21
- Committed to continuous improvement in productivity and efficiency beyond the integration

Strong Credit Quality

- Credit remains exceptionally strong with net charge-offs of 1 bp and NPLs of 50 bps
- ACL/NPL coverage of 2.67x; ACL/Loans ratio of 1.48% excl. LMC/PPP loans

Enhanced Returns

- Adjusted ROTCE of 17.5%; Adjusted ROTCE of 14.0% before the impact of provision credit
- TBVPS of $11.00 up 1% QoQ as net income was partially offset by $0.24 impact of capital return
- Returned $225 million of capital to common shareholders including 9 million shares repurchased

[1]Adjusted financial measures, core NII, core NIM, TBV per share, ROTCE, ROTCE before provision credit, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 4Q21 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.

6

4Q21 notable items[1]

GAAP results reduced by $41 million after-tax, or $0.08 per share, of notable items

($s in millions, except per share data)

Notable Items

4Q21 Total IBKC merger-related notable items		
Noninterest income:		
Branch sale gain (other noninterest income)	$	(4)
Total noninterest income		**(4)**
Noninterest expense:		
Incentives and commissions		(9)
Total personnel expenses		(9)
Outside services		(15)
Amortization of intangible assets		(1)
Other noninterest expense		(13)
Total noninterest expense		**(38)**
4Q21 Total IBKC net merger-related notable items	**$**	**35**
4Q21 Other notable items		
Noninterest income:		
Retirement of legacy IBKC TruPS	$	3
Total noninterest income		**3**
Noninterest expense:		
Deferred compensation expense		(6)
Valuation adjustments tied to prior Visa Class-B share sales		(10)
Total noninterest expense		**(16)**
4Q21 Total other notable items		(19)
4Q21 Total notable items		**(54)**
Tax impact of 4Q21 notable items		13
After-tax impact of 4Q21 notable items	**$**	**(41)**
EPS impact of 4Q21 notable items	**$**	**(0.08)**

Notable Items

- 4Q21 pre-tax merger-related expense of $38 million
- Merger-related noninterest income reflects $4 million of net branch sale gains
- Other notable items reflect
  - $3 million pre-tax non-cash charge on retirement of legacy IBKC Trust Preferred Securities (TruPS)
  - $6 million deferred compensation costs resulting from litigation tied to a company that was fully divested more than 10 years ago
  - $10 million tied to derivative valuation adjustments related to prior Visa Class-B share sales

IBKC Cumulative Net Pre-tax Integration Costs

Cost to Date				Targeted		
4Q19 - 3Q21[2]	Purchase Acct.	4Q21	Total	1Q22	2Q22 - 4Q22	Total
$ 325	$ 100	$ 35	$ 460	$35 - $40	$25 - $30	$520 - $530

[1]Adjusted financial measures, core NII, core NIM, TBV per share, ROTCE, ROTCE before provision credit, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 4Q21 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted. [2]Includes pre-closing expenses incurred by IBKC.

7

4Q21 adjusted financial highlights[1]

NII and PPNR outperformance reflects impact of lower funding costs

$s in millions except per share data	Adjusted FHN 4Q21	Adjusted FHN 3Q21	Adjusted FHN 4Q20	4Q21 Change vs. 3Q21 $/bps	4Q21 Change vs. 3Q21 %	4Q21 Change vs. 4Q20 $/bps	4Q21 Change vs. 4Q20 %
Net Interest Income (FTE)	$ 502	$ 495	$ 525	$ 7	1 %	$ (23)	(4)%
Fee income	246	268	288	(22)	(8)%	(42)	(14)%
Total revenue (FTE)	748	763	813	(15)	(2)%	(65)	(8)%
Expense	474	480	474	(6)	(1)%	—	— %
Pre-provision net revenue	274	284	339	(10)	(4)%	(65)	(19)%
Provision for credit losses	(65)	(85)	1	20	24 %	(66)	NM
Net charge-offs	1	3	29	(2)	(67)%	(28)	(97)%
Reserve build/(release)	(66)	(88)	(28)	22	25 %	(38)	(137)%
Net income available to common	$ 260	$ 275	$ 255	$ (15)	(5)%	$ 6	2 %
Key performance Metrics							
Fee income as a % of total revenue	33.0 %	35.1 %	35.4 %	(219)bps		(247)bps	
Efficiency ratio	63.3 %	62.9 %	58.3 %	44 bps		497 bps	
ROTCE	17.5 %	18.4 %	18.2 %	(85)bps		(67)bps	
Diluted EPS	$ 0.48	$ 0.50	$ 0.46	$(0.02)	(4)%	$0.02	4 %
TBV per share	$11.00	$10.88	$10.23	$0.12	1 %	$0.77	8 %
Effective tax rate	19.5 %	21.8 %	20.7 %	(230)bps		(124)bps	

4Q21 vs. 3Q21 Highlights

- **Adjusted EPS** of $0.48 vs. $0.50; includes a $0.03 per share reduction tied to lower provision credit
  - **Adjusted ROTCE** of 17.5% and TBV per share of $11.00
- **NII** up $7 million
  - **Core NII** up **$12 million** driven by the benefit of lower funding costs, higher LHFS and trading portfolio balances, higher investment portfolio income and commercial loan growth
- **Adjusted fee income** down 8% largely reflecting expected declines in fixed income, mortgage banking and NSF fees
- **Adjusted expense** of $474 million down $6 million despite a $3 million impact tied to bonuses to front-line associates
  - Results largely reflect lower revenue-based incentives and commissions
- **Provision credit** of $65 million vs. $85 million in 3Q21 largely reflecting stabilizing economic outlook and overall credit quality improvement

[1]Adjusted financial measures, core NII, core NIM, TBV per share, ROTCE, ROTCE before provision credit, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 4Q21 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.

8

NII outperformance driven by lower deposit costs[1]

Continued deposit pricing discipline, securities portfolio investments and commercial loan growth ex. PPP drove solid growth in core NII

FTE NII and NIM Trends

($s in millions)



$525
$482
2.72%
$511
$464
2.62%
$500
$450
2.47%
$495
$454
2.41%
$502
$466
2.42%
4Q20
1Q21
2Q21
3Q21
4Q21
Core NIM
2.63%
2.52%
2.36%
2.28%
2.28%
Core NII
Reported NII
Reported NIM

4Q21 vs. 3Q21

$s in millions		NII	NIM
3Q21 Reported		495	**2.41 %**
PPP Coupon Income and Fees		32	0.07 %
Net merger-related impacts		9	0.05 %
3Q21 Core	$	**454**	**2.28 %**
Funding costs		8	0.04
Other earning assets[2]		4	—
Investment portfolio		3	(0.01)
Loan balances & spread impact		(3)	(0.03)
4Q21 Core	$	**466**	**2.28 %**
PPP Coupon Income and Fees		30	0.10 %
Net merger-related impacts		6	0.03 %
4Q21 Reported	$	**502**	**2.42 %**

4Q21 vs. 3Q21 Highlights

- **FTE NII up 1% and NIM** up 1 bp despite a $5 million reduction in net merger-related and PPP benefits
- **Core NII of $466 million up $12 million, or 3%**
  - Benefit of lower funding costs, higher LHFS and trading portfolio balances, and higher investment portfolio income more than offset the net impact of loan growth and tighter spreads
  - Securities portfolio stable QoQ at 11% of period-end interest-earning assets
- **Core NIM** stable at 2.28%
  - Benefit of lower funding costs offset impact of tighter loan and investment portfolio spreads
  - Period-end excess cash of $14.1 billion vs. $14.0 billion in 3Q21
- **Deposit costs** reduction provided 4 bps benefit to NIM

[1]Adjusted financial measures, core NII, core NIM, TBV per share, ROTCE, ROTCE before provision credit, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 4Q21 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted. [2]Other earning assets defined as changes in loans held for sale balances, trading portfolio size and fed funds/repo book

9

10 • Adjusted fee income decreased $22 million, or 8%, largely reflecting expected declines in fixed income and mortgage including the impact of seasonality as well as the impact of pricing changes in service charges and fees • Fixed income decreased $14 million – ADR of $1.1 million remained healthy; full year of $1.4 million • Service charges and fees stable despite a $1 million impact tied to NSF pricing changes • Mortgage banking and title decreased $6 million as the impact of lower origination volume and mix shift toward portfolio was partially offset by the benefit of higher gain on sale margins • Card and digital banking fees decreased $2 million largely as a $4 million decrease tied to a revenue-sharing adjustment more than offset the benefit of seasonally higher transaction volumes • Other noninterest income up $4 million largely reflecting the impact of higher SBA servicing income Adjusted fee income trends in line with expectations1 1Adjusted financial measures, core NII, core NIM, TBV per share, ROTCE, ROTCE before provision credit, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 4Q21 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted. Adjusted FHN 4Q21 Change vs. $s in millions 4Q21 3Q21 2Q21 1Q21 4Q20 3Q21 4Q20 $/bps % $/bps % Fixed income $ 82 $ 96 $ 102 $ 126 $ 104 $(14) (15) % $(22) (21) % Service charges and fees 56 56 54 53 53 — — % 3 6 % Mortgage banking & title 28 34 38 53 57 (6) (18) % (29) (51) % Brokerage, trust, and insurance 36 37 35 33 31 (1) (3) % 5 14 % Card and digital banking fees 19 21 21 17 18 (2) (10) % 1 3 % Deferred compensation income — 3 7 3 9 (3) (100) % (9) (100) % Other noninterest income 25 21 29 14 15 4 19% 10 68 % Total fee income $ 246 $ 268 $ 287 $ 297 $ 288 $(22) (8) % $(42) (14) % Key Metrics Fixed Income Average Daily Revenue (ADR) $ 1.1 $ 1.3 $ 1.4 $ 1.9 $ 1.5 $ (0.2) (15) % $ (0.4) (25) % Mortgage banking Originations Secondary $ 706 $ 772 $ 998 $ 1,144 $ 1,183 $ (66) (9) % $ (477) (40) % Portfolio $ 874 $ 829 $ 791 $ 338 $ 341 $ 45 5% $ 533 156 % Total $ 1,580 $ 1,601 $ 1,789 $ 1,482 $ 1,524 $ (21) (1) % $ 56 4 % Gain on sale spread 2.98% 2.91% 3.19% 3.72% 4.08% 7 bps (110) bps Mix Purchase 51% 56% 65% 50% 55 % Refinance 49% 44% 35% 50% 45 % Results largely reflect expected declines in fixed income, mortgage and NSF 4Q21 vs. 3Q21 Highlights

Adjusted expense largely impacted by lower revenue-based incentives

Lower revenue-based incentives partially offset by $3 million of front-line associate bonuses

$s in millions	Adjusted FHN 4Q21	3Q21	2Q21	1Q21	4Q20	4Q21 Change vs. 3Q21 $/bps	3Q21 %	4Q20 $/bps	4Q20 %
Salaries and benefits	$ 189	$ 191	$ 191	$ 195	$ 200	$ (2)	(1)%	$ (11)	(6)%
Incentives and commissions	84	92	93	99	89	(8)	(9)%	(5)	(6)%
Deferred compensation expense	1	4	6	3	9	(3)	(75)%	(8)	(89)%
Total personnel	274	286	290	297	298	(12)	(4)%	(24)	(8)%
Occupancy and equipment[2]	73	74	75	72	74	(1)	(1)%	(1)	(2)%
Outside services	66	65	56	54	52	1	2 %	14	27 %
Amortization of intangible assets	13	13	13	13	14	—	— %	(1)	(5)%
Other noninterest expense	46	42	31	28	35	4	10 %	11	32 %
Total noninterest expense	$ 474	$ 480	$ 465	$ 464	$ 474	$ (6)	(1)%	$ —	— %
Full-time equivalent associates	7,863	7,982	8,145	8,284	8,466	(119)	(1)%	(603)	(7)%

4Q21 vs. 3Q21 Highlights

- **Adjusted expense** of $474 million decreased $6 million, or 1%
  - $1 million benefit tied to incremental merger cost saves
- **Personnel expense** down $12 million
  - **Salaries and benefits** decreased $2 million as the benefit of merger saves and lower 401-k costs were partially offset by an increase in FICA taxes from unusually low 3Q levels
  - **Incentives and commissions** decreased $8 million largely as a reduction in revenue-based incentives was partially offset by a $3 million impact tied to bonuses to front-line associates
- **Outside services** remained relatively stable, slight increase driven by branding initiatives tied to advertising in preparation for conversion
- **Other noninterest expense** up $4 million as a $4 million increase largely tied to DDA product accruals, higher travel and entertainment expense and FDIC premium costs were partially offset by lower contribution costs and franchise taxes

[1]Adjusted financial measures, core NII, core NIM, TBV per share, ROTCE, ROTCE before provision credit, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 4Q21 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted. [2]Occupancy and Equipment expense includes Computer Software Expense.

11

Annualized loan growth of 5% before the impact of PPP[1]

Period-end C&I ex PPP & LMC up 5% QoQ

Loan trends



Period-end
Average
$58.2B
9%
7%
2%
20%
21%
41%
$55.4B
9%
4%
2%
19%
22%
44%
$54.9B
8%
2%
2%
20%
22%
47%
$58.2B
9%
8%
2%
20%
21%
40%
$56.8B
8%
8%
2%
19%
22%
42%
$55.5B
8%
5%
2%
19%
22%
43%
$54.7B
9%
3%
2%
20%
22%
45%
4Q20
3Q21
4Q21
1Q21
2Q21
3Q21
4Q21

	1Q21	2Q21	3Q21	4Q21
Yields	3.54%	3.52%	3.47%	3.45%
Core yields	3.40%	3.35%	3.25%	3.20%
Avg 1M LIBOR	0.12%	0.10%	0.09%	0.09%

- Commercial and Industrial (C&I) excl. LMC & PPP
- Commercial real estate (CRE)
- Consumer real estate
- Credit card and other
- Payroll Protection Program (PPP)
- Loans to mortgage companies (LMC)

4Q21 vs. 3Q21 Highlights

- Loans of $54.7 billion down $827 million driven by a $1.5 billion decrease in PPP loans
  - $654 million, or 1%, increase in loans before the impact of PPP largely reflecting a $740 million, or 2%, increase in commercial with relatively stable LMC and CRE balances
  - C&I loan growth ex. PPP & LMC up 3%
- Period-end loans of $54.9 billion down $576 million driven by a $979 million decrease in PPP and a $622 million decrease in LMC
  - $1.0 billion, or 2%, increase in loans before the impact of PPP and LMC driven by a $1.2 billion, or 5%, increase in other C&I
  - Commercial loan growth ex. PPP & LMC up 3% driven by equipment finance, correspondent and franchise finance and in geographies such as Mid-Atlantic, Middle TN, and FL
  - Unfunded commitments increased 7%

Period-end commercial line utilization[2]

	1Q21	2Q21	3Q21	4Q21
Utilization %	45%	45%	44%	42%

[1]Adjusted financial measures, core NII, core NIM, TBV per share, ROTCE, ROTCE before provision credit, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 4Q21 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted. [2]Utilization rates exclude Loans to Mortgage Companies.

12

Deposit pricing discipline lifts net interest income in 4Q21[1]

Interest-bearing deposit costs down 6 bps and improved deposit mix

Interest-bearing liabilities & DDA trends



Period-end
Average
$70.0B
$74.3B
$74.9B
$71.0B
$73.2B
$73.7B
$74.6B
26%
7%
37%
30%
25%
5%
35%
35%
27%
4%
33%
35%
26%
6%
36%
31%
26%
6%
35%
33%
25%
5%
35%
34%
26%
5%
34%
36%
4Q20
3Q21
4Q21
1Q21
2Q21
3Q21
4Q21

	1Q21	2Q21	3Q21	4Q21
Deposit cost of funds	14 bps	13 bps	11 bps	7 bps
Total cost of funds	24 bps	23 bps	21 bps	16 bps
Avg 1M LIBOR	0.12%	0.10%	0.09%	0.09%

Demand Deposit Accounts (DDA) | Savings | Time deposits | Other interest-bearing deposits

4Q21 vs. 3Q21 Highlights

- Total deposits of $74.6 billion increased $875 million, or 1%, driven by $1.8 billion increase in DDA
  - Period-end deposits of $74.9 billion increased $630 million driven by a $535 million increase in DDA
- Deposit costs improved to 7 bps reflecting active management of exception-priced deposits
  - 6 bps reduction in interest-bearing deposit costs to 11 bps
- Total funding costs of 16 bps improved from 21 bps

[1]*Adjusted financial measures, core NII, core NIM, TBV per share, ROTCE, ROTCE before provision credit, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 4Q21 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.*

13

14 Strong credit quality performance 1Net charge-off % is annualized and as % of average loans. Provision, credit losses, and net charge-offs $1,048 $995 $890 $802 $736 1.80% 1.70% 1.57% 1.45% 1.34% 271% 253% 259% 231% 267% ACL ACL/Loans ACL/NPLs 4Q20 1Q21 2Q21 3Q21 4Q21 Allowance for credit losses (ACL) Non-performing loans (NPLs) $386 $394 $344 $347 $275 0.66% 0.67% 0.61% 0.63% 0.50% NPLs $ NPLs % 4Q20 1Q21 2Q21 3Q21 4Q21 • Net charge offs of 1 bp remained relatively stable • NPL ratio of 50 bps improved 13 bps • ACL coverage ratio of 1.34% vs. 1.45%; ACL coverage ex. LMC and PPP of 1.48% • ACL coverage of NPLs improved to 267% – Provision credit of $65 million compared with $85 million in 3Q21 largely reflects stabilizing economic outlook and overall credit quality improvement1 $29 $8 $(10) $3 $1$1 $(45) $(115) $(85) $(65) 0.19% 0.06% (0.07)% 0.02% 0.01% NCOs Provision for credit losses NCO% 4Q20 1Q21 2Q21 3Q21 4Q21 Stabilizing economic outlook and improving asset quality trends 4Q21 vs. 3Q21 Highlights

Strong capital position[1]

Capital levels



12.6%
10.7%
9.7%
12.8%
11.0%
10.0%
13.1%
11.4%
10.3%
12.6%
11.2%
10.1%
12.4%
11.1%
9.9%
4Q20
1Q21
2Q21
3Q21
4Q21
CET1 ratio
Total capital ratio
Tier 1 capital ratio

4Q21 vs. 3Q21 Highlights

- TBVPS of $11.00 increased 1% QoQ and reflects $0.24 reduction tied to return on capital
- CET1 ratio remained strong at 9.9%
  - NIAC more than offset by a 36 bp reduction tied to return of capital and a 14 bp reduction tied to loan growth and higher unfunded commitments
- Repurchased 9 million shares of common stock during the quarter

4Q21 vs. 3Q21 CET1 ratio



10.1%
0.41%
(0.23)%
(0.14)%
(0.13)%
(0.07)%
(0.01)%
9.9%
3Q21 actual
Adjusted NIAC
Share Buybacks
Loans/ unfunded commitments growth
Common Dividend
Notable Items
Other
4Q21 estimate

Tangible book value per share



$10.88
$0.51
$(0.15)
$(0.09)
$(0.08)
$(0.08)
$11.00
3Q21 actual
Adjusted NIAC, net of change in Intangibles
Common Dividends
Share Buybacks
Notable Items
AFS Securities MTM, Other
4Q21 actual

[1]Adjusted financial measures, core NII, core NIM, TBV per share, ROTCE, ROTCE before provision credit, fully taxable equivalent measures, PPNR, and loans and leases, ACL and ratios excluding Loans to Mortgage Companies and/or loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 4Q21 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. Throughout this presentation references to NII, Total Revenue, Net Interest Margin and PPNR are presented on a fully taxable equivalent basis unless otherwise noted.

15

Merger integration update

Integration Framework		• Continue to make substantial progress toward achieving key merger milestones • Focused on retaining and growing client base with expanded products and services
4Q21 Milestones	People	• Associate retention remains in-line with expectations, including in leadership/critical positions ~92% • Continue to merge and enhance our culture via regular virtual/in person leadership workshops, culture calls, and team building sessions
	Systems/Ops	• Completed third mock conversion • Successful upgrades to online banking platforms • Completion of email migrations and rollout of new PCs for associates • Onboarding and training of additional call center support • Finalized client communications to be sent in 1Q22 • Launch of banker outreach efforts
Upcoming Events		• Conversion dress rehearsals • Finalize IVR and call center upgrades • Client communications begin in earnest, including microsite launch and banker outreach calling efforts • Continued training for all associates on new systems • Installation of First Horizon signage at all locations • Core systems conversion scheduled for February 2022

Integration Highlights

Targeting annualized cost saves of ~$200 million by 4Q22

Achieved ~$26 million of savings in 4Q21

In Period Savings

Actual		Estimated	
1Q21-3Q21	4Q21	2021	2022
~$66mm	~$26mm	~$92mm	~$160mm

Annualized Run-Rate Savings

Actual		Estimated	
3Q21	4Q21	1Q22	4Q22
~$96mm	~$104mm	~$108mm	~$200mm

~$45 million of identified annualized revenue synergies largely tied to commercial loans

Additional synergies tied to debt capital markets, mortgage and private client/wealth

16

FY2022 Outlook

Earnings Drivers	FY21 Adjusted Baseline	FY22 Adjusted Expectations	Comments
Net Interest Income (FTE)	$2,006 million	Relatively stable	Assumes ~$120 million reduction in accretion/ amortization and PPP benefits offset by the benefit of higher rates, loan growth and low deposit costs
Avg. Interest Earning Assets	$80.987 billion	Up modestly with average loans down modestly	Expect loan growth ex. PPP in the mid-single digit % range
Noninterest Income	$1,099 million	Low teens % decline	Expect further pressure in fixed income, mortgage banking and other partially offset by improvement in wealth, service charges and card fees
Noninterest Expense	$1,883 million	Relatively stable	Expect lower commissions and incentives and the benefit of merger saves to be largely offset by the impact of inflationary pressures
Noninterest Expense ex. Incentives & Commissions	$1,516 million	Low single-digit % increase	
Net Charge-Offs	0 bps	5 bps - 15 bps	Expect continued positive credit grade migration. Potential for need to begin building reserves to support loan growth in 2H22
CET1 Ratio	9.9%	~9.5% - 10.0%	Focus on organic growth with optionality to repurchase shares

Assumes forward yield curve as of 1/11/22, with 25 bps Fed Funds increases in March, July, and December. 2022 Unemployment of ~3.7%, real GDP growth of ~4.5%, and HPI of ~4.5%

17

1Q22 Outlook

Earnings Drivers	4Q21 Adjusted Baseline	1Q22 Adjusted Expectations	Comments
Net Interest Income (FTE)	$502 million	High end of mid single-digit % decrease	Assumes lower accretion and PPP benefits with relatively stable core NII and lower day count
Avg. Interest Earning Assets	$82.469 billion	Down modestly with average loans down modestly	Modest loan growth ex. PPP
Noninterest Income	$246 million	Mid single-digit % decrease	Reflects expected further pressure from NSF pricing changes, seasonality and lower other noninterest income
Noninterest Expense	$474 million	Low single-digit % decrease	Expect seasonally higher salaries and benefits to be more than offset by lower incentives and commissions and other costs
Noninterest Expense ex. Incentives & Commissions	$390 million	Low single-digit % decrease	
Net Charge-Offs	1 bps	Relatively stable to up modestly	Expect continued positive credit grade migration and reserve release
CET1 Ratio	9.9%	~9.5% - 10.0%	Focus on organic growth with optionality to repurchase shares

Assumes forward yield curve as of 1/11/22, with 25 bps Fed Funds increases in March, July, and December. 2022 Unemployment of ~3.7%, real GDP growth of ~4.5%, and HPI of ~4.5%

18

19 Focused on delivering enhanced shareholder value • Deliver further benefits of diversified business model through revenue synergies and loan growth – Complete systems integration and product and capabilities alignment – Redeploy expense and capital to higher growth/return opportunities – Prudent investments in technology to support dynamic digital needs of clients and associates – Drive continuous improvement in productivity and efficiency beyond the integration • Actively manage capital and balance sheet and maintain excellent credit quality – Opportunistically return capital through share repurchases – Continue to improve overall balance sheet asset and funding mix – Maintain strong risk management practices • Deliver top-quartile ROTCE Significant opportunities to drive relative outperformance and build shareholder value

APPENDIX 20

Underlying FY2021 & 4Q21 performance vs. guidance

Earnings Drivers	Previous Expectations for 4Q21 Adjusted Results	4Q21 Adjusted Actual Results		Previous Expectations for FY21 Adjusted Results[1]	FY21 Adjusted Actual Results	
Net Interest Income (FTE)	High end of low single-digit % decrease	1%	↑	Mid single-digit % decrease	(4)%	✓
Avg. Interest Earning Assets	Down modestly	1%	↑	Mid single-digit % increase	5%	✓
	Average loans down modestly	(1)%	✓	Average loans down mid single-digits	(6)%	✓
Noninterest Income	Mid to high single-digit % decrease	(8)%	✓	Mid single-digit % decrease	(4)%	✓
Noninterest Expense	Low single-digit % decrease	(1)%	✓	Low single-digit % decrease	0%	↑
Noninterest Expense ex. Incentives & Commissions	Relatively stable	0%	✓	Low single-digit % decrease	(1)%	✓
Net Charge-Offs	5 bps - 15 bps	1 bps	↑	0 bps - 10 bps	0 bps	✓
CET1 Ratio	~9.5% - 10.0%	9.9%	✓	~10% - 10.5%	9.9%	✓

[1] *Reflects changes from 4Q20 annualized baseline*

21

Well-positioned to benefit from rising rates

Net Interest Income Interest Rate Sensitivity



1.8%
3.7%
5.6%
7.6%
9.8%
16.4%
+25 bps
+50 bps
+100 bps
Gradual Scenario
Shock Scenario

($s in millions)

Illustrative impact to NII & NIM	RQ1		RQ2		RQ3		RQ4	
	NII	NIM	NII	NIM	NII	NIM	NII	NIM
+100 bps gradual	$16	0.08%	$34	0.16%	$56	0.27%	$80	0.38%
+100 bps shock	$66	0.33%	$78	0.38%	$81	0.39%	$85	0.40%

- Assumes yield curve as of 12/31/21, static balance sheet and ~25% interest-bearing deposit betas
- Gradual scenario rate hike assumptions: of 25 bps in RQ3 for +25 scenario; 25 bps in RQ1 and RQ3 for +50 scenario; and 25 bps in each quarter for +100 bps scenario
- A 10 percentage point reduction in interest-bearing deposit betas would imply an additional annual benefit to modeled impact of:
  - $38 million of NII and 0.05% of NIM to +100 bps shock scenario
  - $23 million of NII and 0.03% of NIM to +100 bps gradual scenario

Loan Portfolio[1]

- $55.2 billion: variable/fixed repricing mix of 64%/36% net of hedges
- ~$28.5 billion tied to LIBOR/ARRs and ~$4.5 billion tied to Prime
- ~$8.2 billion of variable rate loans with in-the-money floors

Deposits[1]

- $75.0 billion: $47.1 billion interest-bearing deposits and $27.9 billion non-interest DDA
  - ~$4.7 billion of indexed interest-bearing non-maturity deposits

Securities Portfolio

- Completed planned $1.0 billion investment of excess cash in securities in 4Q21 at ~1.7% average yield
- Will continue to assess opportunities to manage excess cash levels without taking outsized interest rate risk

[1] Reflects period-end balances excluding unearned items and other miscellaneous adjustments.

22

NII accretion schedule & NII/NIM reconciliation to GAAP financials

Estimated IBKC Securities Premium Amortization[1]

$s in millions		
1Q22	$	(10)
2Q22-4Q22	$	(25)
2023 and beyond	$	(67)

Estimated IBKC Loan Accretion

$s in millions		
1Q22	$	14
2Q22-4Q22	$	34
2023 and beyond	$	75

Estimated Loan Accretion - Other Acquisitions

$s in millions		
1Q22	$	4
2Q22-4Q22	$	9
2023 and beyond	$	13

4Q21 Reported to Core Reconciliation

$s in millions	NII	NIM
4Q21 Reported (FTE)	$ 502	2.42 %
Less: non-core items		
PPP coupon income and fees	30	0.10
Time Deposit Amortization	0	—
Loan Accretion	15	0.08
IBKC Premium Amortization	(10)	(0.05)
4Q21 Core (FTE)	**$ 466**	**2.28 %**

3Q21 Reported to Core Reconciliation

$s in millions	NII	NIM
3Q21 Reported (FTE)	$ 495	2.41 %
Less: non-core items		
PPP coupon income and fees	32	0.07
Time Deposit Amortization	0	—
Loan Accretion	20	0.10
IBKC Premium Amortization	(12)	(0.06)
3Q21 Core (FTE)	**$ 454**	**2.28 %**

2Q21 Reported to Core Reconciliation

$s in millions	NII	NIM
2Q21 Reported (FTE)	$ 500	2.47 %
Less: non-core items		
PPP coupon income and fees	35	0.03
Time Deposit Amortization	1	—
Loan Accretion	25	0.14
IBKC Premium Amortization	(12)	(0.06)
2Q21 Core (FTE)	**$ 450**	**2.36 %**

1Q21 Reported to Core Reconciliation

$s in millions	NII	NIM
1Q21 Reported (FTE)	$ 511	2.62 %
Less: non-core items		
PPP coupon income and fees	24	(0.01)
Time Deposit Amortization	4	0.02
Loan Accretion	32	0.17
IBKC Premium Amortization	(14)	(0.07)
1Q21 Core (FTE)	**$ 464**	**2.52 %**

4Q20 Reported to Core Reconciliation

$s in millions	NII	NIM
4Q20 Reported (FTE)	**$ 525**	2.72 %
Less: non-core items		
PPP Coupon Income and Fees	20	(0.05)
Time Deposit Amortization	8	0.04
Loan Accretion	33	0.19
IBKC Premium Amortization	(18)	(0.10)
4Q20 Core (FTE)	**$ 482**	**2.63 %**

[1]Estimated based on market rates and prepayment assumptions as of 12/31/2021.

23

Notable Items

($s in millions except per share data)

(In millions, except per share data)	Favorable / (Unfavorable) 4Q21	3Q21	2Q21	1Q21	4Q20	2021	2020
Noninterest income:							
Purchase accounting gain (other noninterest income)[1]	$ —	$ —	$ 2	$ (1)	$ (1)	$ 1	$ 533
Retirement of legacy IBKC TruPS (other noninterest income)	3	23	—	—	—	26	—
Branch sale gain (other noninterest income)	(4)	(2)	—	—	—	(5)	
Total noninterest income	**—**	**22**	**2**	**(1)**	**(1)**	**23**	**(533)**
Noninterest expense:							
Salaries and benefits	—	—	—	—	—	(1)	(7)
Incentives and commissions	(9)	(10)	(16)	(21)	(21)	(56)	(55)
Deferred compensation expense	(6)	—	—	—	—	(6)	—
Total personnel expenses	(16)	(10)	(16)	(21)	(21)	(63)	(62)
Occupancy and equipment	—	(1)	—	(4)	(2)	(5)	(6)
Outside services	(15)	(24)	(6)	(4)	(7)	(49)	(46)
Amortization of intangible assets	(1)	(1)	(1)	(1)	(1)	(3)	(2)
Other noninterest expense	(23)	(10)	(9)	(50)	(4)	(92)	(54)
Total noninterest expense	**(54)**	**(46)**	**(32)**	**(80)**	**(34)**	**(212)**	**(170)**
Total net notable items (pre-tax)	54	68	34	79	33	235	(363)
Provision for credit losses	—	—	—	—	—	—	(147)
Income before income taxes	54	68	34	79	33	235	(216)
Tax impact of notable items	13	17	8	19	13	56	78
After-tax impact of notable items	**$ 41**	**$ 51**	**$ 26**	**$ 60**	**$ 20**	**$ 179**	**$ (294)**
EPS impact of notable items	**$ (0.08)**	**$ (0.09)**	**$ (0.05)**	**$ (0.11)**	**$ (0.04)**	**$ (0.32)**	**$ 0.68**
Diluted shares	542	550	556	557	556	551	434

[1] Purchase accounting gain is non-taxable income.

24

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

Adjusted FHN historical quarterly income statements

	4Q21			3Q21			2Q21			1Q21			4Q20		
($s in millions, except per share data)	GAAP	Notable Items	Non-GAAP	GAAP	Notable Items	Non-GAAP	GAAP	Notable Items	Non-GAAP	GAAP	Notable Items	Non-GAAP	GAAP	Notable Items	Non-GAAP
Interest income - FTE	$ 531	$ 3	$ 534	$ 533	$ 3	$ 536	$ 542	$ 3	$ 545	$ 552	$ 3	$ 555	$ 574	$ 3	$ 578
Interest expense- FTE	33	—	33	41	—	41	45	—	45	45	—	45	53	—	53
Net interest income- FTE	498	3	502	492	3	495	497	3	500	508	3	511	522	3	525
Less: Taxable-equivalent adjustment	—	3	3	—	3	3	—	3	3	—	3	3	—	3	3
Net interest income	498	—	498	492	—	492	497	—	497	508	—	508	522	—	522
Noninterest income:															
Fixed income	82	—	82	96	—	96	102	—	102	126	—	126	104	—	104
Mortgage banking and title	28	—	28	34	—	34	38	—	38	53	—	53	57	—	57
Brokerage, trust, and insurance	36	—	36	37	—	37	35	—	35	33	—	33	31	—	31
Service charges and fees	56	—	56	56	—	56	54	—	54	53	—	53	53	—	53
Card and digital banking fees	19	—	19	21	—	21	21	—	21	17	—	17	18	—	18
Deferred compensation income	—	—	—	3	—	3	7	—	7	3	—	3	9	—	9
Other noninterest income	25	—	25	(1)	22	21	27	2	29	15	(1)	14	16	(1)	15
Total noninterest income	247	—	246	247	22	268	285	2	287	298	(1)	297	288	(1)	288
Total revenue	745	—	745	738	22	760	781	2	784	806	(1)	805	810	(1)	810
Noninterest expense:															
Personnel expense:															
Salaries and benefits	190	—	189	191	—	191	191	—	191	196	—	195	200	—	200
Incentives and commissions	93	(9)	84	101	(10)	92	109	(16)	93	120	(21)	99	110	(21)	89
Deferred compensation expense	7	(6)	1	4	—	4	6	—	6	3	—	3	9	—	9
Total personnel expense	290	(16)	274	296	(10)	286	306	(16)	290	318	(21)	297	319	(21)	298
Occupancy and equipment	74	—	73	75	(1)	74	75	—	75	76	(4)	72	76	(2)	74
Outside services	81	(15)	66	89	(24)	65	63	(6)	56	58	(4)	54	59	(7)	52
Amortization of intangible assets	14	(1)	13	14	(1)	13	14	(1)	13	14	(1)	13	15	(1)	14
Other noninterest expense	70	(23)	46	52	(10)	42	40	(9)	31	78	(50)	28	39	(4)	35
Total noninterest expense	528	(54)	474	526	(46)	480	497	(32)	465	544	(80)	464	508	(34)	474
Pre-provision net revenue	217	54	271	213	68	281	284	34	318	262	79	340	302	33	335
Provision for credit losses	(65)	—	(65)	(85)	—	(85)	(115)	—	(115)	(45)	—	(45)	1	—	1
Income before income taxes	282	54	336	298	68	365	399	34	433	307	79	386	301	33	334
Provision for income taxes	53	13	65	63	17	80	88	8	96	71	19	90	56	13	69
Net income	229	41	271	235	51	286	311	26	337	235	60	295	245	20	265
Net income attributable to noncontrolling interest	3	—	3	3	—	3	3	—	3	3	—	3	3	—	3
Net income attributable to controlling interest	227	41	268	232	51	283	308	26	334	233	60	292	242	20	262
Preferred stock dividends	8	—	8	8	—	8	13	—	13	8	—	8	8	—	8
Net income available to common shareholders	$ 219	$ 41	$ 260	$ 224	$ 51	$ 275	$ 295	$ 26	$ 321	$ 225	$ 60	$ 284	$ 234	$ 20	$ 255
Common Stock Data															
EPS	$ 0.41	$ (0.08)	$ 0.48	$ 0.41	$ (0.09)	$ 0.50	$ 0.54	$ (0.05)	$ 0.58	$ 0.41	$ (0.11)	$ 0.51	$ 0.42	$ (0.04)	$ 0.46
Basic shares	537		537	546		546	550		550	552		552	553		553
Diluted EPS	$ 0.40	$ (0.08)	$ 0.48	$ 0.41	$ (0.09)	$ 0.50	$ 0.53	$ (0.05)	$ 0.58	$ 0.40	$ (0.11)	$ 0.51	$ 0.42	$ (0.04)	$ 0.46
Diluted shares	542		542	550		550	556		556	557		557	556		556
Memo:															
Total Revenue-FTE (Non-GAAP)	$ 745	$ 3	$ 748	$ 738	$ 24	$ 763	$ 781	$ 5	$ 787	$ 806	$ 2	$ 808	$ 810	$ 2	$ 813
PPNR-FTE (Non-GAAP)	217	58	274	213	71	283	284	37	321	262	82	343	302	36	339

25

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

Adjusted FHN historical annual income statements

	2021			2020		
($s in millions, except per share data)	GAAP	Notable Items	Non-GAAP	GAAP	Notable Items	Non-GAAP
Interest income	$ 2,158	$ —	$ 2,158	$ 1,898	$ —	$ 1,898
Interest expense	163	—	163	235	—	235
Net interest income	**1,994**	**—**	**1,994**	**1,662**	**—**	**1,662**
Noninterest income:						
Fixed income	406	—	406	423	—	423
Mortgage banking and title	154	—	154	129	—	129
Brokerage, trust, and insurance	141	—	141	107	—	107
Service charges and fees	219	—	219	174	—	174
Card and digital banking fees	78	—	78	59	—	59
Deferred compensation income	13	—	13	11	—	11
Other noninterest income	66	23	89	589	(533)	56
Total noninterest income	**1,076**	**23**	**1,099**	**1,492**	**(533)**	**960**
Total revenue	**3,070**	**23**	**3,093**	**3,155**	**(533)**	**2,622**
Noninterest expense:						
Personnel expense:						
Salaries and benefits	767	(1)	766	625	(7)	619
Incentives and commissions	423	(56)	367	396	(55)	341
Deferred compensation expense	20	(6)	14	11	—	11
Total personnel expense	1,210	(63)	1,147	1,033	(62)	971
Occupancy and equipment	300	(5)	294	243	(6)	238
Outside services	290	(49)	241	213	(46)	166
Amortization of intangible assets	56	(3)	53	40	(2)	38
Other noninterest expense	239	(92)	148	189	(54)	136
Total noninterest expense	2,095	(212)	1,883	1,718	(170)	1,549
Pre-provision net revenue	975	235	1,210	1,436	(363)	1,073
Provision for credit losses	(310)	—	(310)	503	(147)	356
Income before income taxes	1,285	235	1,520	933	(216)	717
Provision for income taxes	274	56	331	76	78	154
Net income	**1,010**	**179**	**1,189**	**857**	**(294)**	**563**
Net income attributable to noncontrolling interest	11	—	11	12	—	12
Net income attributable to controlling interest	999	179	1,178	845	(294)	551
Preferred stock dividends	37	—	37	23	—	23
Net income available to common shareholders	$ 962	$ 179	$ 1,140	$ 822	$ (294)	$ 528
Common Stock Data						
EPS	$ 1.76	$ (0.33)	$ 2.09	$ 1.90	$ 0.68	$ 1.22
Basic shares	546		546	432		432
Diluted EPS	$ 1.74	$ (0.32)	$ 2.07	$ 1.89	$ 0.68	$ 1.22
Diluted shares	551		551	434		434

26

27 Reconciliation to GAAP financials Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below. ($s in millions, except per share data) 4Q21 3Q21 2Q21 1Q21 4Q20 2021 2020 Tangible Common Equity (Non-GAAP) (A) Total equity (GAAP) $ 8,494 $ 8,533 $ 8,566 $ 8,307 $ 8,307 $ 8,494 $ 8,307 Less: Noncontrolling interest 295 295 295 295 295 295 295 Less: Preferred stock 520 520 520 470 470 520 470 (B) Total common equity $ 7,679 $ 7,717 $ 7,750 $ 7,541 $ 7,541 $ 7,679 $ 7,541 Less: Intangible assets (GAAP) 1,808 1,822 1,836 1,850 1,864 1,808 1,864 (C) Tangible common equity (Non-GAAP) $ 5,871 $ 5,895 $ 5,914 $ 5,691 $ 5,677 $ 5,871 $ 5,677 Tangible Assets (Non-GAAP) (D) Total assets (GAAP) $ 89,092 $ 88,537 $ 87,908 $ 87,513 $ 84,209 $ 89,092 $ 84,209 Less: Intangible assets (GAAP) 1,808 1,822 1,836 1,850 1,864 1,808 1,864 (E) Tangible assets (Non-GAAP) $ 87,284 $ 86,715 $ 86,072 $ 85,663 $ 82,345 $ 87,284 $ 82,345 Period-end Shares Outstanding (F) Period-end shares outstanding 534 542 551 552 555 534 555 Ratios (A)/(D) Total equity to total assets (GAAP) 9.53% 9.64% 9.74% 9.49% 9.86% 9.53% 9.86% (C)/(E) Tangible common equity to tangible assets (“TCE/TA”) (Non-GAAP) 6.73% 6.80% 6.87% 6.64% 6.89% 6.73% 6.89% (B)/(F) Book value per common share (GAAP) $ 14.39 $ 14.24 $ 14.07 $ 13.65 $ 13.59 $ 14.39 $ 13.59 (C)/(F) Tangible book value per common share (Non-GAAP) $ 11.00 $ 10.88 $ 10.74 $ 10.30 $ 10.23 $ 11.00 $ 10.23

28 Reconciliation to GAAP financials Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below. ($s in millions, except per share data) 4Q21 3Q21 2Q21 1Q21 4Q20 2021 2020 Adjusted Diluted EPS Net income available to common shareholders ("NIAC") (GAAP) a $ 219 $ 224 $ 295 $ 225 $ 234 $ 962 $ 822 Plus Tax effected notable items (Non-GAAP) 41 51 26 60 20 179 (294) Adjusted Net income available to common shareholders (Non-GAAP) b $ 260 $ 275 $ 321 $ 284 $ 255 $ 1,140 $ 528 Diluted Shares (GAAP) c 542 550 556 557 556 551 434 Diluted EPS (GAAP) a/c $ 0.40 $ 0.41 $ 0.53 $ 0.40 $ 0.42 $ 1.74 $ 1.89 Adjusted diluted EPS (Non-GAAP) b/c $ 0.48 $ 0.50 $ 0.58 $ 0.51 $ 0.46 $ 2.07 $ 1.22 Adjusted Net Income ("NI") and Adjusted Return on Assets ("ROA") Net Income ("NI") (GAAP) $ 229 $ 235 $ 311 $ 235 $ 245 $ 1,010 $ 857 Plus Tax effected notable items (Non-GAAP) 41 51 26 60 20 179 (294) Adjusted NI (Non-GAAP) $ 271 $ 286 $ 337 $ 295 $ 265 $ 1,189 $ 563 NI (annualized) (GAAP) d $ 910 $ 931 $ 1,247 $ 955 $ 974 $ 1,010 $ 857 Adjusted NI (annualized) (Non-GAAP) e $ 1,074 $ 1,133 $ 1,353 $ 1,198 $ 1,055 $ 1,189 $ 563 Average assets (GAAP) f $ 89,025 $ 88,401 $ 87,559 $ 85,401 $ 83,809 $ 87,609 $ 64,346 ROA (GAAP) d/f 1.02% 1.05% 1.42% 1.12% 1.16% 1.2% 1.3 % Adjusted ROA (Non-GAAP) e/f 1.21% 1.28% 1.54% 1.40% 1.26% 1.4% 0.9 % Return on Average Common Equity ("ROCE")/ Return on Average Tangible Common Equity ("ROTCE")/ Adjusted ROTCE Net income available to common shareholders (annualized) (GAAP) g $ 868 $ 887 $ 1,182 $ 911 $ 933 $ 962 $ 822 Adjusted Net income available to common shareholders (annualized) (Non- GAAP) h $ 1,032 $ 1,089 $ 1,288 $ 1,154 $ 1,013 $ 1,140 $ 528 Average Common Equity (GAAP) i $ 7,710 $ 7,761 $ 7,651 $ 7,583 $ 7,444 $ 7,677 $ 6,016 Intangible Assets (GAAP) 1,815 1,829 1,843 1,857 1,871 1,836 1,696 Average Tangible Common Equity (Non-GAAP) j $ 5,895 $ 5,932 $ 5,808 $ 5,726 $ 5,573 $ 5,841 $ 4,320 Equity Adjustment (Non-GAAP) — — — — — 71 23 Adjusted Average Tangible Common Equity (Non-GAAP) k $ 5,895 $ 5,932 $ 5,808 $ 5,726 $ 5,573 $ 5,912 $ 4,343 ROCE (GAAP) g/i 11.3% 11.4% 15.5% 12.0% 12.5% 12.53% 13.66 % ROTCE (Non-GAAP) g/j 14.7% 15.0% 20.4% 15.9% 16.7% 16.46% 19.03 % Adjusted ROTCE (Non-GAAP) h/j 17.5% 18.4% 22.2% 20.2% 18.2% 19.29% 12.15%

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

$ in millions except per share data)		4Q21	3Q21	2Q21	1Q21	4Q20	2021	2020
Adjusted Noninterest Income as a % of Total Revenue								
Noninterest income (GAAP)	a	$ 247	$ 247	$ 285	$ 298	$ 288	$ 1,076	$ 1,492
Plus notable items (GAAP)		—	22	2	(1)	(1)	23	(533)
Adjusted noninterest income (Non-GAAP)	b	246	268	287	297	288	1,099	960
Revenue (GAAP)	c	745	738	781	806	810	$ 3,070	$ 3,155
Taxable-equivalent adjustment		3	3	3	3	3	$ 12	$ 11
Revenue- Taxable-equivalent (Non-GAAP)		$ 748	$ 741	$ 784	$ 809	$ 813	$ 3,082	$ 3,166
Plus notable items (GAAP) (a)		—	22	2	(1)	(1)	$ 23	$ (533)
Adjusted revenue (Non-GAAP)	d	748	763	787	808	813	$ 3,105	$ 2,633
Noninterest income as a % of total revenue (GAAP)	a/c	33.10 %	33.39 %	36.43 %	37.00 %	35.61 %	35.04 %	47.31 %
Adjusted noninterest income as a % of total revenue (Non-GAAP)	b/d	32.95 %	35.14 %	36.49 %	36.78 %	35.42 %	36.38 %	36.45 %
Adjusted Efficiency Ratio								
Noninterest expense (GAAP)	e	$ 528	$ 526	$ 497	$ 544	$ 508	$ 2,095	$ 1,718
Plus notable items (GAAP)		(54)	(46)	(32)	(80)	(34)	(212)	(170)
Adjusted noninterest expense (Non-GAAP)	f	474	480	465	464	474	1,883	1,549
Revenue (GAAP)	g	745	738	781	806	810	3,070	3,155
Taxable-equivalent adjustment		3	3	3	3	3	12	11
Revenue- Taxable-equivalent (Non-GAAP)		$ 748	$ 741	$ 784	$ 809	$ 813	$ 3,082	$ 3,166
Plus notable items (GAAP) (a)		—	22	2	(1)	(1)	23	(533)
Adjusted revenue (Non-GAAP)	h	748	763	787	808	813	3,105	2,633
Efficiency ratio (GAAP)	e/g	70.88 %	71.21 %	63.67 %	67.53 %	62.71 %	68.25 %	54.47 %
Adjusted efficiency ratio (Non-GAAP)	f/h	63.31 %	62.87 %	59.17 %	57.49 %	58.34 %	60.64 %	58.82 %
Adjusted Reserve Build								
Provision for credit losses (GAAP)	i	$ (65)	(85)	$ (115)	$ (45)	$ 1	$ (310)	$ 503
Plus notable items (GAAP)		—	—	—	—	—	—	(147)
Adjusted provision for credit losses (Non-GAAP)	j	$ (65)	$ (85)	$ (115)	$ (45)	$ 1	$ (310)	$ 356
Net Charge-offs (GAAP)	k	$ 1	$ 3	$ (10)	$ 8	$ 29	$ 2	$ 119
Reserve Build/(Release)	i-k	$ (66)	$ (88)	$ (105)	$ (53)	$ (28)	$ (312)	$ 384
Adjusted Reserve Build/(Release)	j-k	$ (66)	$ (88)	$ (105)	$ (53)	$ (28)	$ (312)	$ 237

29

30 Reconciliation to GAAP financials Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below. $ in millions except per share data) 4Q21 Net income available to common shareholders (GAAP) $ 219 Tax effected Notable Items $ 41 Adjusted Net income available to common shareholders (Non-GAAP) $ 260 Tax effected provision credit $ (53) Adjusted Net income available to common shareholders before provision credit (Non-GAAP) $ 207 Net income available to common shareholders (annualized) (GAAP) a $ 868 Adjusted Net income available to common shareholders (annualized) Non- GAAP) b $ 1,032 Adjusted Net income available to common shareholders before provision credit (annualized) (Non-GAAP) c 820 Average Common Equity (GAAP) d $ 7,710 Intangible Assets (GAAP) $ 1,815 Average Tangible Common Equity (Non-GAAP) e $ 5,895 Equity Adjustment for provision credit (Non-GAAP) $ 18 Adjusted Average Tangible Common Equity (Non-GAAP) f $ 5,877 ROCE (GAAP) a/d 11.3 % ROTCE (Non-GAAP) a/e 14.7 % Adjusted ROTCE (Non-GAAP) b/e 17.5 % Adjusted ROTCE before provision credit (Non-GAAP) c/f 14.0%

31 Reconciliation to GAAP financials Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below. Numbers may not foot due to rounding Period-end Average $s in millions 4Q21 3Q21 4Q21 vs 3Q21 4Q21 3Q21 4Q21 vs 3Q21 Loans excluding LMC & PPP $ % $ % Total C& I excl. LMC & PPP $ 25,512 $ 24,360 $ 1,152 5% $ 24,668 $ 23,932 $ 735 3 % Total CRE 12,109 12,194 (85) (1) % 12,220 12,264 (44) — % Total Commercial excl. LMC & PPP 37,621 36,554 1,067 3% 36,888 36,196 692 2 % Total Consumer 11,682 11,726 (44) — % 11,681 11,767 (87) (1) % Total Loans excl. LMC & PPP 49,303 48,279 1,024 2% 48,569 47,963 607 1 % PPP 1,038 2,017 (979) (49) % 1,444 2,925 (1,481) (51) % LMC 4,518 5,139 (622) (12) % 4,669 4,620 50 1 % Total Loans $ 54,859 $ 55,435 $ (576) (1) % $ 54,682 $ 55,508 $ (827) (1) % Loans excluding PPP Total Commercial excl. PPP $ 42,138 $ 41,693 $ 446 1% $ 41,557 $ 40,816 $ 740 2 % Total Consumer 11,682 11,726 (44) — % 11,681 11,767 (87) (1) % Total Loans excl. PPP $ 53,820 $ 53,418 402 1% $ 53,238 $ 52,583 654 1 % PPP 1,038 2,017 (979) (49) % 1,444 2,925 (1,481) (51) % Total Loans $ 54,859 $ 55,435 $ (576) (1) % $ 54,682 $ 55,508 (827) (1) % Allowance for Credit Losses (ACL) to Loans Ratio $s in millions Loan Balance ACL Balance ACL/Loans Total Loans $ 54,859 $ 736 1.3 % Loans to Mortgage Companies (LMC) 4,518 4 0.1 PPP 1,038 — — Total excl. LMC & PPP $ 49,303 $ 732 1.5%